ANNUAL
REPORT
                                                      August 31, 1997


Franklin Universal Trust

CELEBRATING 50 YEARS


This year marks 50 years of business

This year marks 50 years of business for Franklin Templeton. Over these years, the mutual fund industry has experienced profound changes in technology, regulations and customer expectations. As one of the largest mutual fund families, we're proud to be an innovative industry leader, providing people like you with an opportunity to invest around the globe. We thank you for your past support and look forward to serving your investment needs in the years ahead.


Charles B. Johnson
President
Franklin Universal Trust


CONTENTS

Shareholder Letter                                           1
Manager's Discussion                                         3
Performance Summary                                          7
Financial Highlights and
Statement of Investments                                    14
Financial Statements                                        22
Notes to
Financial Statements                                        25
Report of
Independent Accountants                                     28
Tax Designation                                             29


SHAREHOLDER LETTER

Dear Shareholder:

We are pleased to bring you the annual report for Franklin Universal Trust for the period ended August 31, 1997.

During this reporting period, the U.S. economy continued to enjoy moderate growth. Fears that a tight labor market might lead to inflationary pressure in the form of wage demands contributed to the Federal Reserve Board's (the Fed's) decision in March to raise the federal funds rate (the rate banks charge each other for overnight loans) 25 basis points, from 5.25% to 5.50%. No further rate hikes have been forthcoming, however, as reports released later in this period showed no signs of inflation. In fact, some economists have dubbed the current, benign U.S. economic environment the "Goldilocks Economy," as it is neither "too hot" (possessing growth rates that are too high and would generate higher prices and inflation) or "too cold" (characterized by growth rates so low that the economy threatens to slip into recession); rather, the economy is "just right."1

1. There is no assurance that these economic conditions will continue.



GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT

In this favorable environment, both major investment sectors of the Trust -- utility stocks and high-yield corporate bonds -- performed well. High-yield corporate securities benefited from stronger corporate earnings, because a majority of the companies in our portfolio prospered in the prevailing economy. The stock market, spurred by the current "just right" economic environment, boosted many utility stocks.

The Franklin Universal Trust also performed favorably in this environment, and the Manager's Discussion on page three provides specific details about your fund's performance and investment strategies.

As always, we appreciate your continued investment in the Franklin Universal Trust and look forward to serving your future investment needs.

Sincerely,





Charles B. Johnson
President
Franklin Universal Trust


MANAGER'S DISCUSSION

Your Fund's Objective: The Franklin Universal Trust seeks to provide high, current income consistent with preservation of capital.

The Franklin Universal Trust (NYSE: FT) generated a cumulative total return of 14.00% for the one-year period ended August 31, 1997, based on its change in market price on the New York Stock Exchange.

The Trust benefited from the strong performance of individual securities we selected for its portfolio, in addition to solid, underlying, economic and sector fundamentals.

Sector Discussions

Wireless

Several of the Trust's holdings in the wireless communication sector performed well over the period. Our holdings in Millicom International Cellular further appreciated, as Millicom enjoyed strong international demand, high growth in its subscriber base, and a dramatic rise in the value of its Brazilian assets because of that market's large jump. Our position in Nextel Communications enjoyed a large capital gain as a result of the company's successful introduction of its new, wireless powerFone. At the same time, consolidation of the U.S. rural cellular phone industry benefited the Trust's holdings in Sygnet Wireless.


GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT


Top Ten Holdings
As a percentage of
Total Market Value
8/31/96 vs. 8/31/97
8/31/96
Thermadyne Industries, Inc.                2.71%
SCANA Corp.                                2.57%
Texas Utilities                            2.51%
DPL Inc.                                   2.15%
Southern Company                           2.00%
Wisconsin Energy                           1.93%
CINergy Corp.                              1.89%
Del Monte Corp.                            1.80%
American Electric
Power Co., Inc.                            1.76%
Dominion Resources, Inc.                   1.71%
8/31/97
Thermadyne Industries, Inc.                2.66%
Cablevision Systems                        2.04%
CINergy Corp.                              1.97%
DPL Inc.                                   1.91%
Southern Company                           1.76%
Acme Metals, Inc.                          1.65%
Collins & Aikman, Inc.                     1.64%
Dominion Resources, Inc.                   1.56%
American Electric
Power Co., Inc.                            1.56%
Comcast Corp.                              1.51%


Utilities

The Trust's focus on those utility companies that should perform well in an environment of increased competition resulted in several gains during the period. Numerous deregulation issues were resolved, which removed some uncertainty regarding the future of the utility sector and helped boost stock prices. In addition, federal and state agencies continued the process of deregulating the electric and telephone utility sectors, and the Federal Communications Commission specified rules regarding the deregulation of regional Bell Telephone companies. State authorities in California clarified the timing and details of deregulating its market which helped elevate many of the Trust's utility positions in that state. We believe that as individual states further define their own deregulation policies, other utility stocks will experience similar appreciation. Among the Trust's positions that performed strongly in this sector were BellSouth, CINergy and SCANA Corp.

Automotive

The Trust's positions in Collins & Aikman and Aetna continued their excellent performance. Both firms benefited from the well-established trend of increased outsourcing by the large corporations in this sector.



Chemicals

As mentioned in the previous semi-annual report, the Trust realized substantial profits on the sale of IMC Global Inc. securities earlier in the period, when Moody's upgraded IMC's debt to investment grade status, from Ba3 to Baa2.

Energy

Rising oil and gas prices contributed to pushing commodity prices higher. This was a positive trend for the sector's companies. Many firms are well-positioned to take advantage of these higher prices, and the Trust's holdings in Gulf Canada and Forcenergy performed well over the period.

Food Retailing

Ongoing consolidation and cost-cutting benefited many of the large, publicly traded companies in this sector. Most notably the Trust's holdings in Dominick's Finer Foods and Ralphs Grocery performed strongly.

Industrial

The Trust selectively invested in several strong performers within the industrial sector. These include Allied Waste, Acme Metals, and Amphenol, a manufacturer of both low and high technology connectors, which has benefited from the computerization of the automotive industry.


What's Ahead

Recent economic data suggests continued moderate economic growth accompanied by relatively stable interest rates. Inflation appears to remain under control, although it increased slightly. If this environment persists, high-yield corporate bonds and utility equities should remain attractive investments over the short to intermediate term, and this would bode favorably for the Franklin Universal Trust.

This discussion reflects the strategies we employed for the Trust during the 12 months under review and includes our opinions as of the close of the period. Because economic and market conditions are constantly changing, our strategies, and our evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the Trust.



PERFORMANCE SUMMARY


The Franklin Universal Trust's share price on the New York Stock Exchange (NYSE) increased 37 cents, from $9.13 on August 31, 1996, to $9.50 on August 31, 1997. The Trust's net asset value per share increased 67 cents, from $9.53, to $10.20 for the same period.

During the reporting period, the Trust's distributions totaled 84.3 cents ($0.843) per share. This included a December 1996 distribution made up of the regular monthly dividend of 6.7 cents ($0.067), a long-term capital gain of 1.4 cents ($0.014) and a 2.5 cents ($0.025) income distribution to meet excise tax requirements.

Based on an annualization of the August's dividend of 6.7 cents ($.067) per share and the NYSE closing price of $9.50 on August 31, 1997, the Trust's distribution rate was 8.46%. Dividends will vary based on the earnings of the portfolio, and past distributions are not predictive of future trends.

The Franklin Universal Trust reported a cumulative total return of 14.00% for the one-year period ended August 31, 1997. Total return reflects the change in the Trust's share price on the NYSE. Based on the change in net asset value (as opposed to market price), the one-year total return for the same period was 17.19%. All total returns assume the reinvestment of dividends and capital gains according to the terms specified in the Trust's dividend reinvestment plan.

We urge you to view your investment in the Franklin Universal Trust with a long-term perspective. As the chart to the right shows, the Trust reported a cumulative total return of 191.57%, based on net asset value, since its inception on September 23, 1988.



Franklin Universal Trust
Periods ended 8/31/97
                                                         Since
                                                       Inception
                                      1-Year  5-Year   (9/23/88)
Cumulative Total Return1
 Based on change in net asset value           17.19%    81.40%         191.57%
 Based on change in market price              14.00%    77.70%         152.35%
Average Annual Total Return1
 Based on change in net asset value           17.19%    12.65%         12.72%
 Based on change in market price              14.00%    12.19%         10.91%
Distribution Rate2            8.46%

1. Total return calculations represent the change in value of an investment over the periods indicated and assume reinvestment of all distributions according to the terms specified in the Trust's dividend reinvestment plan.
2. Distribution rate is based on the annualization of the Trust's current 6.7 cents per share monthly dividend and the New York Stock Exchange closing price of $9.50 on August 31, 1997.


PORTFOLIO OPERATIONS


Christopher Molumphy
Senior Portfolio Manager
Franklin Advisers, Inc.

Christopher Molumphy earned his Bachelor of Arts degree in economics from Stanford University and his Master's degree in finance from the University of Chicago. He has been with Franklin Advisers, Inc. since 1988. Mr. Molumphy is a Chartered Financial Analyst (CFA) and a member of several securities industry associations. He has managed the Franklin Universal Trust since 1991.



Past performance is not predictive of future results.

DIVIDEND REINVESTMENT PLAN


The Fund's Dividend Reinvestment Plan (the "Plan") offers you a prompt and simple way to reinvest income dividends and capital gain distributions in shares of the Fund. Franklin Universal Trust, c/o PNC Bank, National Association (the "Plan Agent") P.O. Box 8950, Wilmington, Delaware 19899, acts as your Plan Agent in administering the Plan. All reinvestments are in full and fractional shares, carried to three decimal places. The complete Terms and Conditions of the Dividend Reinvestment Plan are contained in the Fund's prospectus, dated September 23, 1988, used in connection with its initial public offering. A copy of that prospectus may be obtained from the Fund at the address on the cover of this report.

You are automatically enrolled in the Plan unless you elect to receive dividends or distributions in cash. If you own shares in your own name, you should notify the plan Agent, in writing, if you wish to receive dividends or distributions in cash.

If the Fund declares an income dividend or a capital gains distribution payable in either the Fund's shares or in cash, you, as a participant in the Plan, will automatically receive an equivalent amount of shares of the Fund. If the market price per share on the valuation date equals or exceeds the net asset value per share on that date, the Fund will issue new shares to you at the higher of the net asset value or 95% of the market price on the valuation date. The valuation date is generally the payment date or, if that date is not a trading day on the New York Stock Exchange, the next preceding trading day. If the net asset value per share exceeds the market price per share at such time, or if the Fund declares a dividend or distribution payable only in cash, you will be deemed to have elected to receive shares of the Fund valued at the market price on the valuation date, purchased on your behalf by the Plan Agent in the open market. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value per share of the Fund, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

There is no direct charge to participants for reinvesting dividends and distributions, since the Plan Agent's fees are paid by the Fund. However, when shares are purchased in the open market, each participant will pay a pro rata portion of any brokerage commissions incurred.

The automatic reinvestment of dividends and distributions does not relieve shareholders of liability for any taxes which may be payable on such dividends or distributions. Generally, income and capital gains resulting from dividends and distributions received in the form of shares of the Fund are realized notwithstanding the fact that cash is not received by shareholders.

You will receive a monthly account statement from the Plan Agent, showing total dividends and distributions, date of investment, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. You are entitled to vote all shares of record, including shares purchased for you by the Plan Agent, and, if you vote by proxy, your proxy will include all such shares.

As long as you participate in the Plan, the Plan Agent will hold the shares it has acquired for you in safekeeping, in non-certificated form. This convenience provides added protection against loss, theft or inadvertent destruction of certificates.

You may withdraw from the Plan at any time, without penalty, by notifying the Plan Agent in writing at the address above. If you withdraw from the Plan, you will receive a certificate issued in your name for all full shares and the Plan Agent will convert any fractional shares you hold at the time of withdrawal to cash at the then current market price and send you a check for the proceeds.

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to the Plan Agent at the address noted above. If shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information.



FRANKLIN UNIVERSAL TRUST
Financial Highlights


                                                                         Year Ended August 31,
                                                       -----------------------------------------------------
                                                               1997       1996      1995      1994      1993

Per Share Operating Performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................       $9.53      $9.36     $8.71     $9.81     $8.94
                                                       -----------------------------------------------------
Income from investment operations:
 Net investment income.................................         .86        .82       .85       .84       .88
 Net realized and unrealized gain (loss)...............         .65        .20       .61     (1.08)      .74
                                                       -----------------------------------------------------
Total from investment operations.......................        1.51       1.02      1.46      (.24)     1.62
                                                       -----------------------------------------------------
Less distributions:
 Dividends from net investment income..................        (.83)      (.85)     (.81)     (.86)     (.75)
 Distributions from net realized gain..................        (.01)     --        --        --        --
                                                       -----------------------------------------------------
Total distributions....................................        (.84)      (.85)     (.81)     (.86)     (.75)
                                                       -----------------------------------------------------
Net asset value, end of year ..........................      $10.20      $9.53     $9.36     $8.71     $9.81
                                                       =====================================================
Market value per share, end of year  ..................       $9.50      $9.13     $8.88     $8.13     $9.50
                                                       =====================================================

Total Return
 Based on market value per share.......................       14.00%     12.84%    20.42%    (5.60)%   21.16%
Ratios/Supplemental Data:
Net assets, end of year (000's)........................    $273,173   $255,200  $250,734  $233,302  $262,793
Ratios to average net assets:
 Expenses..............................................        2.72%      2.80%     2.97%     3.01%     4.23%
 Net investment income.................................        8.74%      8.56%     9.59%     9.22%     9.65%
Portfolio turnover rate................................       51.48%     19.24%    27.41%    36.76%    39.49%
Average commission rate paid*..........................        $.0507     $.0528     --        --        --
Total debt outstanding at end of year (000's omitted)..     $74,987    $74,974   $74,961   $74,948   $74,523
Asset coverage per $1,000 of debt .....................      $4,643     $4,404    $4,345    $4,113    $4,526
Average amount of notes per share during the year......       $2.80      $2.80     $2.80     $2.80     $2.68



*Relates to purchases and sales of equity securities. Prior to FYE 1996 disclosure of average commission rate was not required.

+Based on the last sale on the New York Stock Exchange

                       See notes to financial statements.

FRANKLIN UNIVERSAL TRUST
Statement of Investments, August 31, 1997




                                                                                      SHARES,
                                                                                     WARRANTS
                                                                                     & RIGHTS      VALUE

Common Stocks, Warrants and Rights 31.7%
  Automotive
  aHarvard Industries, Inc., Class B .............................................     60,800     $ 53,200
                                                                                                 ---------
  Cable Television
  aWireless One, Inc., warrants...................................................      6,000           60
                                                                                                 ---------
  Consumer Products .7%
  RJR Nabisco Holdings Corp. .....................................................     54,000    1,879,875
                                                                                                 ---------
  Containers & Packaging .1%
  aGaylord Container Corp., warrants .............................................     46,137      415,233
                                                                                                 ---------
  Energy .9%
  aMcMoRan Oil & Gas Co. .........................................................      9,000       36,000
  aSanta Fe Energy Resources, Inc. ...............................................     14,935      165,218
  Ultramar Diamond Shamrock Corp. ................................................     66,600    2,172,825
                                                                                                 ---------
                                                                                                 2,374,043
                                                                                                 ---------
  Financial Services
  aWestfed Holdings, Inc., Series B ..............................................     15,180           --
                                                                                                 ---------
  Health Care .7%
  aKendall International, Inc., Class A, warrants ................................      4,066      763,064
  aKendall International, Inc., Class B, warrants ................................      4,348      793,552
  aKendall International, Inc., rights ...........................................      2,456      460,917
                                                                                                 ---------
                                                                                                 2,017,533
                                                                                                 ---------
  Industrial .1%
  aThermadyne Industries, Inc. ...................................................      7,254      224,874
                                                                                                 ---------
  Lodging
  aHost Marriott Corp. ...........................................................        752       14,664
  Marriott International, Inc. ...................................................        752       50,055
                                                                                                 ---------
                                                                                                    64,719
                                                                                                 ---------
  Metals & Mining 1.8%
  Driefontein Consolidated Mines, Ltd., ADR ......................................    228,000    1,710,000
  Free State Consolidated Gold Mines, Ltd., ADR ..................................    131,350      673,169
  Freeport-McMoRan, Inc. .........................................................     15,000      513,750
  Freeport-McMoRan Copper & Gold, Inc. ...........................................      4,500      120,375
  Freeport-McMoRan Copper & Gold, Inc., Class B ..................................     63,156    1,768,368
  aGulf States Steel, warrants ...................................................      4,000       20,400
                                                                                                 ---------
                                                                                                 4,806,062
                                                                                                 ---------
  Technology/Information Systems
  aMemorex Telex N.V., ADR .......................................................     84,885          637
                                                                                                 ---------
  Transportation .3%
  aContinental Airlines, Inc., Class A ...........................................      5,446      199,460
  aContinental Airlines, Inc., Class B ...........................................     15,160      555,235
                                                                                                 ---------
                                                                                                   754,695
                                                                                                 ---------

  Utilities 26.1%
  American Electric Power Co., Inc. ..............................................    123,600  $ 5,399,775
  CINergy Corp. ..................................................................    205,600    6,797,650
  Delmarva Power & Light Co. .....................................................     79,700    1,429,619
  Dominion Resources, Inc. .......................................................    150,000    5,400,000
  DPL, Inc. ......................................................................    278,000    6,585,125
  Duke Energy Corp. ..............................................................     70,000    3,390,625
  Edison International............................................................     74,600    1,799,725
  Florida Progress Corp. .........................................................    140,000    4,506,250
  New Century Energies, Inc.......................................................    100,000    4,037,500
  New England Electric System.....................................................     35,300    1,350,225
  New Jersey Resources Corp. .....................................................     90,000    2,885,625
  New York State Electric & Gas Corp. ............................................    175,000    4,265,625
  OGE Energy Corp. ...............................................................     90,500    4,021,594
  PECO Energy Co. ................................................................    140,000    3,333,750
  Pinnacle West Capital Corp. ....................................................     77,000    2,488,063
  SCANA Corp. ....................................................................    109,200    2,634,450
  Southern Co. ...................................................................    289,300    6,093,381
  Texas Utilities Co. ............................................................    141,500    4,934,813
                                                                                                 ---------
                                                                                                71,353,795
                                                                                                 ---------
  Wireless/Telecommunications 1.0%
  BellSouth Corp. ................................................................     40,600    1,786,400
  SBC Communications, Inc. .......................................................     15,300      831,938
                                                                                                 ---------
                                                                                                 2,618,338
                                                                                                 ---------
  Total Common Stocks, Warrants & Rights (Cost $75,995,100) ......................              86,563,064
                                                                                                 ---------
  Partnership Units .1%
  Financial Services
  a,bPG Partners, L.P., Preference Units (Cost $0) ...............................          5      216,775
                                                                                                 ---------
  Preferred Stocks 11.9%
  Automotive
  aHarvard Industries, Inc., 14.25% pfd., PIK ....................................     69,017       99,212
                                                                                                 ---------
  Broadcasting 2.0%
  Sinclair Capital, 11.625% pfd. .................................................     40,000    4,320,000
  Triathlon Broadcasting Co., 9.00% cvt. pfd. ....................................    142,190    1,279,710
                                                                                                 ---------
                                                                                                 5,599,710
                                                                                                 ---------
  Cable Television 1.4%
  aCablevision Systems Corp., 11.125% pfd., PIK, Series L ........................     34,896    3,838,560
                                                                                                 ---------
  Consumer Products .7%
  Ralston Purina Co., 7.00% cvt. pfd. ............................................     31,000    1,846,438
                                                                                                 ---------
  Energy 1.3%
  CMS Energy Corp., 7.75% cvt. pfd. ..............................................     70,000    3,680,177
                                                                                                 ---------

  Financial Services 2.2%
  California Federal Bank, 11.50% pfd.............................................     40,000  $ 4,560,000
  Security Capital Pacific, 1.75% cvt. pfd., Series A ............................     45,000    1,333,125
  Westfed Holdings, Inc., 15.50% cum. senior pfd., Series A ......................     49,806          498
                                                                                                 ---------
                                                                                                 5,893,623
                                                                                                 ---------
  Forest & Paper Products 1.5%
  Asia Pulp & Paper Co., Ltd., 12.00% pfd. .......................................  4,000,000    3,990,000
                                                                                                 ---------
  Lodging .3%
  Hilton Hotels Corp., 8.00% cvt. pfd.............................................     28,000     805,000
                                                                                                 ---------
  Media 1.2%
  PanAmSat Corp.,12.75% pfd., PIK ................................................      2,644    3,186,032
                                                                                                 ---------
  Transportation .5%
  CNF Trust I, Series A, 5.00% cvt. pfd. .........................................     22,900    1,328,200
                                                                                                 ---------
  Wireless/Telecommunications .8%
  Nortel Inversora, 10.00% cvt. pfd. .............................................     40,000    2,105,000
                                                                                                 ---------

  Total Preferred Stocks (Cost $35,880,007) ......................................              32,371,952
                                                                                                 ---------

                                                                                     PRINCIPAL
                                                                                      AMOUNT*
  Non-Convertible Bonds 74.9%
  Automotive 3.5%
  Aetna Industries, Inc., senior notes, 11.875%, 10/01/06 ........................ $2,600,000    2,866,500
  Cambridge Industries, Inc., senior sub. notes, 144A, 10.25%, 7/15/07............  1,000,000    1,040,000
  Collins & Aikman Corp., senior sub. notes, 11.50%, 4/15/06......................  2,000,000    2,280,000
  cHarvard Industries, Inc., senior notes, 12.00%, 7/15/04........................  4,000,000    1,700,000
  Key Plastics, Inc., Series B, senior sub. notes, 10.25%, 3/15/07................  1,500,000    1,567,500
                                                                                                 ---------
                                                                                                 9,454,000
                                                                                                 ---------
  Broadcasting 1.5%
  Chancellor Corp., senior sub. notes, 144A, 8.75%, 6/15/07.......................  4,000,000    4,085,000
                                                                                                 ---------
  Cable Television 3.8%
  dBell Cablemedia, Plc., senior disc. notes, zero coupon to 7/15/99,
 (original accretion rate 11.95%),  11.95% thereafter, 7/15/04 ...................  5,000,000    4,675,000
  Cablevision Systems Corp., senior sub. deb., 9.875%, 4/01/23 ...................  3,000,000    3,195,000
  Comcast Corp., senior sub. deb., 144A, 9.50%, 1/15/08 ..........................  1,000,000    1,071,250
  dWireless One, Inc., senior disc. notes, zero coupon to 8/01/01,
 (original accretion rate 13.50%),  13.50% thereafter, 8/01/06....................  6,000,000    1,350,000
                                                                                                 ---------
                                                                                                10,291,250
                                                                                                 ---------
  Chemicals 1.3%
  Huntsman Corp., senior sub. notes, 144A, 9.50%, 7/01/07.........................  3,500,000    3,640,000
                                                                                                 ---------

  Consumer Products 1.2%
  E&S Holdings Corp., senior sub. notes, Series AI, 10.375%, 10/01/06 ............ $1,750,000  $ 1,756,563
  RJR Nabisco, Inc., senior notes, 9.25%, 8/15/13.................................  1,500,000    1,594,746
                                                                                                 ---------
                                                                                                 3,351,309
                                                                                                 ---------
  Containers & Packaging 4.0%
  Anchor Glass, first mortgage, 144A, 11.25%, 4/01/05.............................  4,000,000    4,300,000
  Container Corp. of America, guaranteed senior notes, Series A, 11.25%, 5/01/04 .  1,000,000    1,102,500
  Container Corp. of America, senior notes, 9.75%, 4/01/03 .......................  3,000,000    3,228,750
  U.S. Can Corp., company guaranteed senior sub. notes, 10.125%, 10/15/06.........  2,100,000    2,205,000
                                                                                                 ---------
                                                                                                10,836,250
                                                                                                 ---------
  Energy 5.3%
  Dailey Petroleum Services Corp., company guaranteed, senior sub. notes,
   144A, 9.75%, 8/15/07...........................................................  1,500,000    1,518,750
  Dawson Production Services, Inc., senior notes, 9.375%, 2/01/07.................    900,000      931,500
  Forcenergy, Inc., senior sub. notes, 9.50%, 11/01/06............................  2,000,000    2,085,000
  Gulf Canada Resources, Ltd., senior sub. deb., 9.25%, 1/15/04 ..................  3,500,000    3,701,250
  Magnum Hunter Resources, Inc., senior notes, 144A, 10.00%, 6/01/07 .............  5,000,000    5,125,000
  Pride Petroleum Services, Inc., senior notes, 9.375%, 5/01/07...................  1,000,000    1,047,500
                                                                                                 ---------
                                                                                                14,409,000
                                                                                                 ---------
  Financial Services 1.3%
  First Nationwide Holdings, Inc., senior sub. notes, 10.625%, 10/01/03...........  3,300,000    3,630,000
                                                                                                 ---------
  Food & Beverages 4.7%
  AmeriServ Food Co., senior sub. notes, 144A, 10.125%, 7/15/07...................  3,000,000    3,090,000
  Doane Products Co., senior notes, 10.625%, 3/01/06 .............................    850,000      895,688
  Fleming Cos., Inc., senior sub. notes, 144A, 10.50%, 12/01/04...................  4,000,000    4,070,000
  PMI Acquisition Corp., guaranteed senior sub. notes, 10.25%, 9/01/03 ...........  2,800,000    2,975,000
  Specialty Foods Corp., senior unsecured notes, Series B, 10.25%, 8/15/01 .......  2,000,000    1,970,000
                                                                                                 ---------
                                                                                                13,000,688
                                                                                                 ---------
  Food Retailing 3.5%
  Bruno's, Inc., senior sub. notes, 10.50%, 8/01/05 ..............................  2,000,000    1,690,000
  Dominick's Finer Foods, senior sub. notes, 10.875%, 5/01/05 ....................  1,000,000    1,131,250
  P & C Food Markets, Inc., senior sub. notes, 11.50%, 10/15/01 ..................  1,100,000      976,250
  Penn Traffic Co., senior notes, 8.625%, 12/15/03 ...............................  1,000,000      827,500
  Penn Traffic Co., senior notes, 10.375%, 10/01/04 ..............................  2,000,000    1,710,000
  Ralphs Grocery Co., sub. notes, 10.45%, 6/15/04 ................................  1,000,000    1,087,500
  Shoppers Food Warehouse Corp., senior notes, 144A, 9.75%, 6/15/04...............  2,000,000    2,060,000
                                                                                                 ---------
                                                                                                 9,482,500
                                                                                                 ---------
  Forest & Paper Products 1.9%
  Fort Howard Corp., sub. deb., 11.00%, 1/02/02 ..................................  1,745,544    1,848,095
  Tjiwi Kimia International, guaranteed senior notes, 13.25%, 8/01/01 ............  3,000,000    3,330,000
                                                                                                 ---------
                                                                                                 5,178,095
                                                                                                 ---------
  Gaming & Leisure 1.7%
  Showboat, Inc., senior sub. notes, 13.00%, 8/01/09 ............................. $4,000,000  $ 4,640,000
                                                                                                 ---------
  Health Care 4.3%
  Abbey Healthcare Group, Inc., senior sub. notes, 9.50%, 11/01/02 ...............  4,000,000    4,170,000
  Maxxim Medical, Inc., senior sub. notes, 10.50%, 8/01/06 .......................  1,500,000    1,616,250
  Tenet Healthcare Corp., senior sub. notes, 8.625%, 1/15/07 .....................  2,000,000    2,055,000
  Vencor, Inc., senior sub. notes, 144A, 8.625%, 7/15/07..........................  4,000,000    4,010,000
                                                                                                 ---------
                                                                                                11,851,250
                                                                                                 ---------
  Industrial 9.6%
  dAllied Waste Industries, Inc., senior disc. notes, 144A, zero coupon to 6/01/02,
   (original accretion rate 11.30%), 11.30% thereafter, 6/01/07...................  5,000,000    3,400,000
  American Standard, Inc., S.F., deb., 9.25%, 12/01/16 ...........................  3,000,000    3,135,000
  dAmerican Standard, Inc., S.F., senior sub. deb., zero coupon to 6/01/98,
   (original accretion rate 10.50%),  10.50% thereafter, 6/01/05 .................  1,000,000      992,500
  Derlan Industries, Ltd., senior notes, 10.00%, 1/15/07..........................  2,000,000    2,060,000
  dFalcon Building Products, Inc., senior disc. notes, 144A, zero coupon to 6/15/02,
   (original accretion rate 10.50%),  10.50% thereafter, 6/15/07..................  2,000,000    1,250,000
  Intertek Finance, Plc., senior sub. notes, 10.25%, 11/01/06.....................  2,000,000    2,090,000
  Inter-City Products Corp., senior secured notes, 9.75%, 3/01/00 ................  2,400,000    2,472,000
  Nortek, Inc., senior notes, 144A, 9.125%, 9/01/07...............................  2,000,000    1,985,000
  Thermadyne Industries, Inc., senior notes, 10.25%, 5/01/02 .....................  3,631,000    3,794,395
  Thermadyne Industries, Inc., sub. notes, 10.75%, 11/01/03 ......................  5,035,000    5,154,581
                                                                                                 ---------
                                                                                                26,333,476
                                                                                                 ---------
  Lodging 2.9%
  HMH Properties, Inc., senior notes, 144A, 8.875%, 7/15/07.......................  3,500,000    3,535,000
  Prime Hospitality Corp., senior sub. notes, Series B, 9.75%, 4/01/07............  4,000,000    4,260,000
                                                                                                 ---------
                                                                                                 7,795,000
                                                                                                 ---------
  Media 3.8%
  American Media Operation, senior sub. notes, 11.625%, 11/15/04 .................  2,000,000    2,190,000
  dFox/Liberty Networks, L.L.C., senior disc. notes, 144A, zero coupon to 8/15/02,
   (original accretion rate 9.75%),  9.75% thereafter, 8/15/07....................  4,000,000    2,460,000
  Hollinger International Publishing, senior sub. notes, 9.25%, 2/01/06...........  1,000,000    1,040,000
  Outdoor Systems, Inc., senior sub. notes, 8.875%, 6/15/07 ......................  4,500,000    4,601,250
                                                                                                 ---------
                                                                                                10,291,250
                                                                                                 ---------
  Metals & Mining 3.6%
  dAcme Metals, Inc., guaranteed senior secured disc. notes, 13.50%, 8/01/04 .....  5,000,000    5,712,500
  Envirosource, Inc., senior notes, 9.75%, 6/15/03 ...............................  3,000,000    2,985,000
  Neenah Corp., senior sub. notes, 11.125%, 5/01/07...............................  1,000,000    1,067,500
                                                                                                 ---------
                                                                                                 9,765,000
                                                                                                 ---------
  Restaurants 1.7%
  bAtherton Franchise Capital, L.P., 11.00%, 5/01/06 ............................. $1,905,261  $ 1,600,419
  Family Restaurants, Inc., senior notes, 9.75%, 2/01/02 .........................  2,000,000    1,630,000
  Flagstar Corp., senior notes, 10.875%, 12/01/02 ................................  1,500,000    1,537,500
                                                                                                 ---------
                                                                                                 4,767,919
                                                                                                 ---------
  Retail .7%
  Stage Stores, Inc., company guaranteed notes, 144A, 8.50%, 7/15/05 .............  2,000,000    2,045,000
                                                                                                 ---------
  Technology/Information Systems 1.2%
  Amphenol Corp., senior sub. notes, 9.875%, 5/15/07..............................  1,000,000    1,037,500
  Celestica International, Inc., senior sub. notes, 10.50%, 12/31/06 .............  2,000,000    2,150,000
                                                                                                 ---------
                                                                                                 3,187,500
                                                                                                 ---------
  Textiles & Apparel 1.2%
  Collins & Aikman Floor Covering, Series B, senior sub. notes, 10.00%, 1/15/07...  3,300,000    3,366,000
                                                                                                 ---------
  Utilities .9%
  Midland Funding II, S.F., secured lease obligation, Series A, 11.75%, 7/23/05 ..  2,000,000    2,354,993
                                                                                                 ---------
  Wireless/Telecommunications 11.3%
  dArch Communications Group, Inc., senior disc. notes, zero coupon to 3/15/01,
   (original accretion rate 10.875%),  10.875% thereafter, 3/15/08................  6,000,000    3,330,000
  Comcast Cellular Corp., senior notes, 9.50%, 5/01/07............................  4,000,000    4,150,000
  dIntermedia Communications, Inc., senior disc. notes, 144A, zero coupon to 7/15/02, (original accretion  rate 11.25%),
      11.25% thereafter, 7/15/07  ................................................  5,000,000    3,137,500
  dMillicom International Cellular, SA, senior disc. notes, zero coupon to 6/01/00,
   (original accretion rate 13.50%),  13.50% thereafter, 6/01/06 .................  6,000,000    4,507,500
  dNextel Communications, senior disc. notes,
   (original accretion rate 9.75%), 0.00%, 8/15/04 ...............................  5,000,000    4,175,000
  dOrion Network Systems, units, zero coupon to 1/15/02,
   (original accretion rate 12.50%), 12.50%  thereafter, 1/15/07..................  5,000,000    3,350,000
  Paging Network, Inc., senior sub. notes, 10.00%, 10/15/08.......................  4,000,000    4,025,000
  Sygnet Wireless, Inc., senior notes, 11.50%, 10/01/06...........................  4,000,000    4,180,000
                                                                                                 ---------
                                                                                                30,855,000
                                                                                                 ---------
  Total Non-Convertible Bonds (Cost $197,808,689) ................................             204,610,480
                                                                                                 ---------
  Convertible Bonds 6.5%
  Automotive .2%
  Tower Automotive, Inc., cvt. sub. notes, 5.00%, 8/01/04.........................    600,000      650,250
                                                                                                 ---------
  Electronics 2.3%
  Dovatron International, Inc., cvt. sub. notes, 6.00%, 10/15/02 .................  1,500,000    2,370,000
  DSC Communications Corp., cvt. sub. notes, 144A, 7.00%, 8/01/04.................  2,500,000    2,512,500
  Reptron Electronics, Inc., cvt. sub. notes, 6.75%, 8/01/04......................  1,300,000    1,345,500
                                                                                                 ---------
                                                                                                 6,228,000
                                                                                                 ---------
  Financial Services .6%
  APP Global Finance V, Ltd., cvt. secured notes, 144A, 2.00%, 7/25/00............    700,000      675,500
  Peregrine Investment Finance, cvt. guaranteed, 144A, 4.50%, 12/01/00 ...........  1,000,000      930,000
                                                                                                 ---------
                                                                                                 1,605,500
                                                                                                 ---------
  Health Care .5%
  U.S. Diagnostic Labs, Inc., cvt. sub. deb., 144A, 9.00%, 3/31/03................ $1,375,000  $ 1,464,374
                                                                                                 ---------
  Metals & Mining .4%
  Dayton Mining Corp., cvt. sub. deb., 144A, 7.00%, 4/01/02.......................  1,100,000      990,000
                                                                                                 ---------
  Real Estate Investment Trust 1.0%
  Macerich Co., cvt. sub. notes, 144A, 7.25%, 12/15/02............................  2,750,000    2,750,000
                                                                                                 ---------
  Retail .7%
  Rent-Way, Inc., cvt. sub. deb., 144A, 7.00%, 2/01/07............................  1,400,000    1,981,000
                                                                                                 ---------
  Technology/Information Systems .8%
  Adaptec, Inc., cvt. sub. notes, 144A, 4.75%, 2/01/04............................    700,000      807,624
  HMT Technology Corp., cvt. sub. notes, 5.75%, 1/15/04...........................    400,000      390,000
  HMT Technology Corp., cvt. sub. notes, 144A, 5.75%, 1/15/04.....................  1,000,000      975,000
                                                                                                 ---------
                                                                                                 2,172,624
                                                                                                 ---------
  Total Convertible Bonds (Cost $16,565,906) .....................................              17,841,748
                                                                                                 ---------
  Foreign Government Agencies .2%
  ESCOM, E168, utility deb. (South Africa), 11.00%, 6/01/08 (Cost $1,038,836).....  4,350,000      751,072
                                                                                                 ---------
  Total Bonds (Cost $215,413,431) ................................................             223,203,300
                                                                                                 ---------
  Total Long Term Investments (Cost $327,288,538).................................             342,355,091
                                                                                                 ---------
  eRepurchase Agreements .7%
  Joint Repurchase Agreement, 5.439%, 9/02/97, (Maturity Value $1,854,087)
      (Cost $1,852,967)...........................................................  1,874,408
   Aubrey G. Lanston & Co., Inc.
   Chase Securities, Inc.
   Daiwa Securities America, Inc.
   Donaldson, Lufkin & Jenrette Securities Corp.
   Dresdner Kleinwort Benson North America, L.L.C.
   Fuji Securities, Inc.
   Greenwich Capital Markets, Inc.
   Sanwa Securities (USA) Co., L.P.
   SBC Warburg, Inc.
   The Nikko Securities Co. International, Inc.
   UBS Securities, L.L.C.
    Collateralized by U.S. Treasury Bills & Notes.................................               1,852,967
                                                                                                 ---------
  Total Investments (Cost $329,141,505) 126.0%....................................             344,208,058
  Other Assets, less Liabilities 26.0%............................................            (71,035,158)
                                                                                                 ---------
  Net Assets 100.0%...............................................................            $273,172,900
                                                                                                 =========
*Securities traded in U.S. dollars unless otherwise indicated.
aNon-income producing.
bSee Note 7 regarding restricted securities.
cSee Note 8 regarding defaulted securities.
dZero coupon/step-up bonds. The current effective yield may vary. The original accretion rate will remain constant.
eInvestment is through participation in a joint account with other funds managed by the investment advisor. At 8/31/97, all repurchase agreements held by the
 Fund had been entered into on August 29, 1997.

FRANKLIN UNIVERSAL TRUST
Financial Statements
Statement of Assets and Liabilities
August 31, 1997


Assets:
 Investments in securities, at value (cost $329,141,505)..........................           $344,208,058
 Receivables:
Investment securities sold........................................................              1,105,160
Dividends and interest............................................................              5,165,680
 Note issuance costs (Note 2).....................................................                124,057
                                                                                                ---------
Total assets......................................................................            350,602,955
                                                                                                ---------
Liabilities:
 Payables:
Notes (Note 2)....................................................................             74,986,950
Accrued interest (Note 2).........................................................              2,109,375
To affiliates.....................................................................                218,144
 Funds advance by custodian.......................................................                 40,864
 Other liabilities................................................................                 74,722
                                                                                                ---------
Total liabilities.................................................................             77,430,055
                                                                                                ---------
 Net assets, at value.............................................................           $273,172,900
                                                                                                =========
Net assets consist of:
 Undistributed net investment income..............................................            $ 2,066,401
 Net unrealized appreciation......................................................             15,065,901
 Accumulated net realized gain....................................................              9,175,056
 Capital shares...................................................................            246,865,542
                                                                                                ---------
Net assets, at value..............................................................           $273,172,900
                                                                                                =========
Net asset value per share ($273,172,900 O 26,779.333
 shares of capital stock outstanding).............................................                 $10.20
                                                                                                =========

                                            See notes to financial statements.

FRANKLIN UNIVERSAL TRUST
Financial Statements (continued)

Statement of Operations
for the year ended August 31, 1997



Investment income:
(net of foreign taxes of $3,462)
 Dividends...................................................................   $ 6,038,496
 Interest....................................................................    24,140,630
                                                                                  ---------
Total investment income......................................................                 $30,179,126
Expenses:
 Management fees (Note 5)....................................................     2,539,333
 Transfer agent fees.........................................................       127,043
 Custodian fees..............................................................         4,976
 Reports to shareholders.....................................................        25,802
 Professional fees...........................................................        43,399
 Trustees' fees and expenses.................................................        21,005
 Amortization of note issuance costs.........................................       123,602
 Other.......................................................................        55,387
                                                                                  ---------
Total expenses...............................................................                   2,940,547
Interest expense.............................................................                   4,231,752
                                                                                                ---------
Net expenses.................................................................                   7,172,299
                                                                                                ---------
 Net investment income.......................................................                  23,006,827
                                                                                                ---------
Realized and unrealized gain:
 Net realized gain from:
  Investments................................................................     9,442,395
  Foreign currency transactions..............................................         1,924
                                                                                  ---------
 Net realized gain...........................................................                   9,444,319
 Net unrealized appreciation (depreciation) on:
Investments..................................................................     8,097,150
Translation of assets and liabilities denominated in foreign currencies......          (249)
                                                                                  ---------
 Net unrealized appreciation.................................................                   8,096,901
                                                                                                ---------
Net realized and unrealized gain.............................................                  17,541,220
                                                                                                ---------
Net increase in net assets resulting from operations.........................                 $40,548,047
                                                                                                =========


                             See notes to financial statements.

FRANKLIN UNIVERSAL TRUST
Financial Statements (continued)

Statements of Changes in Net Assets
for the years ended August 31, 1997 and 1996


                                                                                   1997           1996
                                                                              ---------------------------
Increase in net assets:
 Operations:
Net investment income........................................................  $ 23,006,827  $ 22,022,608
Net realized gain from investments and foreign currency transactions.........     9,444,319     4,578,673
Net unrealized appreciation on investments and
 translation of assets and liabilities
 denominated in foreign currencies...........................................     8,096,901       520,346
                                                                              ---------------------------
Net increase in net assets resulting from operations.........................    40,548,047    27,121,627
 Distributions to shareholders from:
Net investment income........................................................   (22,200,067)  (22,655,316)
Net realized gain............................................................      (374,911)           --
                                                                              ---------------------------
Net increase in net assets...................................................    17,973,069     4,466,311
Net assets:
 Beginning of year...........................................................   255,199,831   250,733,520
                                                                              ---------------------------
 End of year.................................................................  $273,172,900  $255,199,831
                                                                              ===========================
Undistributed net investment income included in net assets:
 Beginning of year...........................................................   $ 1,252,117   $ 1,948,330
                                                                              ===========================
 End of year.................................................................   $ 2,066,401   $ 1,252,117
                                                                              ===========================


Statement of Cash Flows
for the year ended August 31, 1997


Dividends and interest received..............................................  $ 22,486,739
Operating expenses paid......................................................    (2,814,611)
Interest expense paid........................................................    (4,218,750)
                                                                                  ---------
Cash provided - operations...................................................    15,453,378
                                                                                  ---------
Investment purchases.........................................................  (694,939,504)
Investment sales.............................................................   702,020,240
                                                                                  ---------
Cash provided - investments..................................................     7,080,736
                                                                                  ---------
Distributions to shareholders................................................   (22,574,978)
                                                                                  ---------
Cash used - financing activities.............................................   (22,574,978)
                                                                                  ---------
Net decrease in cash.........................................................       (40,864)
                                                                                  ---------
Cash at beginning of year....................................................            --
                                                                                  ---------
Cash at end of year..........................................................     $ (40,864)
                                                                                  =========

                                            See notes to financial statements.

FRANKLIN UNIVERSAL TRUST
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Universal Trust (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, diversified investment company. The Fund has two classes of securities: senior fixed-rate notes (the Notes) and shares of beneficial interest (the Shares). The Fund seeks to provide high current income consistent with preservation of capital. The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute all of its taxable income.

c. Security Transactions, Investment Income, Expenses and Distributions


Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Bond discount is amortized on an income tax basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

d. Accounting Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

e. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollars equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.


2. SENIOR FIXED-RATE NOTES

On August 30, 1993, the Fund issued $75 million principal amount of a new class of five-year senior notes (the Notes) and received proceeds of $74,522,250 after deduction of underwriting commissions and discounts. The Notes are general unsecured obligations of the Fund and rank senior to Trust shares and all existing or future unsecured indebtedness of the Fund.

The Notes bear interest, payable semi-annually, at the rate of 5.625% per year, to maturity on September 1, 1998. The market value of the Notes as of August 31, 1997, is $74,805,000. The Fund is required to maintain on a semi-monthly basis a specified discounted asset value for its portfolio in compliance with guidelines established by Standard & Poor's Corporation, and is required to maintain asset coverage for the Notes of at least 300%. The Fund has met these requirements during the year ended August 31, 1997.

The issuance costs of $620,282 incurred by the Fund are deferred and amortized on a straight line basis over the term of the Notes. The discount of $65,250 relating to the issuance of the Notes is being amortized to interest expense over five years.


3. INCOME TAXES

At August 31, 1997, the net unrealized appreciation based on the cost of investments for income tax purposes of $329,172,444 was as follows:

        Unrealized appreciation           $35,747,591
        Unrealized depreciation           (20,711,977)
                                          ------------
        Net unrealized appreciation       $15,035,614
                                          ============

Net investment income differs for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions. Net realized capital gains differ for financial statement and tax purposes primarily due to differing treatment of wash sales and foreign currency transactions.

4. TRUST SHARES

At August 31, 1997, there were an unlimited number of shares authorized ($0.01 par value). During the year ended August 31, 1997, there were no share transactions; all reinvested distributions were satisfied with previously issued shares purchased in the open market.


5. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and /or directors of Franklin Advisers, Inc. (Advisers), and Franklin Templeton Services, Inc. (FT Services), the Fund's Investment Manager and Administrative Manager, respectively.

Under an agreement with Advisers, FT Services provides administrative services to the fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the fund.

The Fund pays an investment management fee to Advisers of 0.75% per year of the average weekly net assets of the Fund (total assets less liabilities other than the principal amount of the Notes).


6. STATEMENT OF CASH FLOWS

Cash provided from operations differs from net investment income due to amortization of bond discount and note issuance costs, and year-end income and expense accrual changes.


7. RESTRICTED SECURITIES

The Fund may purchase securities through a private offering that generally cannot be sold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. Restricted securities held at August 31, 1997 are as follows:




Principal                                                                   Acquisition
 Amount    Issuer                                                              Date      Cost       Value
1,905,261  Atherton Franchise Capital, L.P. 11.00%, 05/01/06...............  4/28/94 $1,905,261 $1,600,419

  Units
       5   PG Partners, L.P. Preference Units .............................  3/31/93          0    216,775
Total Restricted Securities                                                                     $1,817,194
                                                                                                 ---------
(0.67% of net Assets)


8. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 69.88% of its portfolio invested in lower rated and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At August 31, 1997, the Fund held one defaulted security with a value aggregating $1,700,000 representing 0.6% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments. For financial reporting purposes, the Fund discontinues accruing income on defaulted bonds and provides an estimate for losses on interest receivable.

The Fund has investments in excess of 10% of its total net assets in the Wireless/Telecommunications industry. Such concentration may subject the Fund more significantly to economic changes occurring within that industry.


9. OTHER CONSIDERATIONS

Advisers, as the Fund's manager, may serve as a member of various credit committees, representing credit interests in certain corporate restructuring negotiations. Currently, the manager serves on the credit committees for Harvard Industries. As a result of this involvement, Advisers may be in possession of certain material non-public information. The Fund's manager has not nor does it intend to sell any of its holdings in these securities while in possession of this information.



FRANKLIN UNIVERSAL TRUST
Report of Independent Accountants


To the Shareholders and Board of Trustees of the Franklin Universal Trust

We have audited the accompanying statements of assets and liabilities of the Franklin Universal Trust (the Fund), including the Fund's statement of investments in securities and net assets, as of August 31, 1997, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 1997, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

San Francisco, California

October 3, 1997



FRANKLIN UNIVERSAL TRUST
Tax Designation

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 6.29% of the ordinary income dividends paid (including short-term capital gains distributions) as income qualifying for the dividends received deduction for the fiscal year ended August 31, 1997.



Franklin Universal Trust Annual Report August 31, 1997










APPENDIX

DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304(a) OF REGULATION S-T)

GRAPHIC MATERIAL (1)

This chart shows in bar format the comparison between the S&P Utilities Index total return of 10.70% and the Lehman Brothers High Yield Corporate Index total return of 14.97% over a one year period from 8/31/96 to 8/31/97.

GRAPHIC MATERIAL (2)

This chart shows in bar format the comparison breakdown of the fund's securities on 8/31/97 and 8/31/96, respectively, based on total market value.

Portfolio Breakdown
Corporate Bonds                     59.44%      64.68%
Utilities                           22.48%      23.62%
Miscellaneous                       10.04%       6.99%
Convertible Bonds                    5.18%       1.61%
Natural Resources Equities           2.10%       2.73%
  & Preferred Stocks
Foreign Government Agencies          0.22%       0.23%
Partnership Units                    0.00%       0.12%
Cash & Equivalents                   0.54%       0.02%